                                                                Exhibit 4.1

================================================================================










                                    INDENTURE



                                     between



                       KEYCORP STUDENT LOAN TRUST 1999-A,
                                    as Issuer



                                       and



                             BANKERS TRUST COMPANY,
                       not in its individual capacity but
                           solely as Indenture Trustee



                           Dated as of January 1, 1999






===============================================================================


                                                                                                               Page
                                    ARTICLE I


                              DEFINITIONS AND USAGE
SECTION 1.01.             Definitions and Usage...................................................................2
SECTION 1.02.             Incorporation by Reference of Trust Indenture Act.......................................2


                                   ARTICLE II


                                    THE NOTES

SECTION 2.01.             Form....................................................................................3
SECTION 2.02.             Execution, Authentication and Delivery..................................................3
SECTION 2.03.             Temporary Notes.........................................................................4
SECTION 2.04.             Registration; Registration of Transfer and Exchange.....................................4
SECTION 2.05.             Mutilated, Destroyed, Lost or Stolen Notes..............................................5
SECTION 2.06.             Persons Deemed Owner....................................................................6
SECTION 2.07.             Payment of Principal and Interest; Defaulted Interest; Noteholders' Interest
                          Index Carryover.........................................................................7
SECTION 2.08.             Cancellation............................................................................8
SECTION 2.09.             Release of Collateral...................................................................8
SECTION 2.10.             Book-Entry Notes........................................................................8
SECTION 2.11.             Notices to Clearing Agency..............................................................9
SECTION 2.12.             Definitive Notes........................................................................9


                                   ARTICLE III


                                    COVENANTS

SECTION 3.01.             Payment to Noteholders.................................................................10
SECTION 3.02.             Maintenance of Office or Agency........................................................10
SECTION 3.03.             Money for Payments To Be Held in Trust.................................................11
SECTION 3.04.             Existence..............................................................................12
SECTION 3.05.             Protection of Indenture Trust Estate...................................................12
SECTION 3.06.             Opinions as to Indenture Trust Estate..................................................13

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
SECTION 3.07.             Performance of Obligations; Servicing of Financed Student Loans........................14
SECTION 3.08.             Negative Covenants.....................................................................16
SECTION 3.09.             Annual Statement as to Compliance......................................................17
SECTION 3.10.             Issuer May Consolidate, etc., Only on Certain Terms....................................17
SECTION 3.11.             Successor or Transferee................................................................19
SECTION 3.12.             No Other Business......................................................................19
SECTION 3.13.             No Borrowing...........................................................................19
SECTION 3.14.             Obligations of Servicer and Administrator..............................................19
SECTION 3.15.             Guarantees, Loans, Advances and Other Liabilities......................................19
SECTION 3.16.             Capital Expenditures...................................................................20
SECTION 3.17.             Restricted Payments....................................................................20
SECTION 3.18.             Notice of Events of Default............................................................20
SECTION 3.19.             Further Instruments and Acts...........................................................20


                                   ARTICLE IV


                           SATISFACTION AND DISCHARGE

SECTION 4.01.             Satisfaction and Discharge of Indenture................................................21
SECTION 4.02.             Application of Trust Money.............................................................22
SECTION 4.03.             Repayment of Moneys Held by Paying Agent...............................................22
SECTION 4.04.             Auction of Financed Student Loans......................................................22


                                    ARTICLE V


                                    REMEDIES

SECTION 5.01.             Events of Default......................................................................23
SECTION 5.02.             Acceleration of Maturity; Rescission and Annulment.....................................24
SECTION 5.03.             Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..............25
SECTION 5.04.             Remedies; Priorities...................................................................27
SECTION 5.05.             Optional Preservation of the Financed Student Loans....................................29
SECTION 5.06.             Limitation of Suits....................................................................29
SECTION 5.07.             Unconditional Rights of Noteholders To Receive Principal and Interest..................30
SECTION 5.08.             Restoration of Rights and Remedies.....................................................30
SECTION 5.09.             Rights and Remedies Cumulative.........................................................31
SECTION 5.10.             Delay or Omission Not a Waiver.........................................................31
SECTION 5.11.             Control by Noteholders.................................................................31
SECTION 5.12.             Waiver of Past Defaults................................................................32

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
SECTION 5.13.             Undertaking for Costs..................................................................32
SECTION 5.14.             Waiver of Stay or Extension Laws.......................................................32
SECTION 5.15.             Action on Notes........................................................................33
SECTION 5.16.             Performance and Enforcement of Certain Obligations.....................................33


                                   ARTICLE VI


                              THE INDENTURE TRUSTEE

SECTION 6.01.             Duties of Indenture Trustee............................................................34
SECTION 6.02.             Rights of Indenture Trustee............................................................35
SECTION 6.03.             Individual Rights of Indenture Trustee.................................................36
SECTION 6.04.             Indenture Trustee's Disclaimer.........................................................36
SECTION 6.05.             Notice of Defaults.....................................................................36
SECTION 6.06.             Reports by Indenture Trustee to Noteholders............................................36
SECTION 6.07.             Compensation and Indemnity.............................................................37
SECTION 6.08.             Replacement of Indenture Trustee.......................................................38
SECTION 6.09.             Successor Indenture Trustee by Merger..................................................39
SECTION 6.10.             Appointment of Co-Trustee or Separate Trustee..........................................39
SECTION 6.11.             Eligibility; Disqualification..........................................................40
SECTION 6.12.             Preferential Collection of Claims Against Issuer.......................................40


                                   ARTICLE VII


                         NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.01.             Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.................41
SECTION 7.02.             Preservation of Information; Communications to Noteholders.............................41
SECTION 7.03.             Reports by Issuer......................................................................41


                                  ARTICLE VIII


                      ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.01.             Collection of Money....................................................................42
SECTION 8.02.             Trust Accounts.........................................................................42
SECTION 8.03.             General Provisions Regarding Accounts..................................................43
SECTION 8.04.             Release of Indenture Trust Estate......................................................44
SECTION 8.05.             Opinion of Counsel.....................................................................45

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

                                   ARTICLE IX


                             SUPPLEMENTAL INDENTURES

SECTION 9.01.             Supplemental Indentures Without Consent of Noteholders.................................45
SECTION 9.02.             Supplemental Indentures with Consent of Noteholders....................................46
SECTION 9.03.             Execution of Supplemental Indentures...................................................48
SECTION 9.04.             Effect of Supplemental Indenture.......................................................48
SECTION 9.05.             Conformity with Trust Indenture Act....................................................48
SECTION 9.06.             Reference in Notes to Supplemental Indentures..........................................48


                                    ARTICLE X


                               REDEMPTION OF NOTES

SECTION 10.01.            Redemption.............................................................................49
SECTION 10.02.            Form of Redemption Notice..............................................................49
SECTION 10.03.            Notes Payable on Redemption Date.......................................................50


                                   ARTICLE XI


                                  MISCELLANEOUS

SECTION 11.01.            Compliance Certificates and Opinions, etc..............................................50
SECTION 11.02.            Form of Documents Delivered to Indenture Trustee.......................................52
SECTION 11.03.            Acts of Noteholders....................................................................53
SECTION 11.04.            Notices, etc., to Indenture Trustee, Issuer and Rating Agencies........................54
SECTION 11.05.            Notices to Noteholders; Waiver.........................................................54
SECTION 11.06.            Alternate Payment and Notice Provisions................................................55
SECTION 11.07.            Conflict with Trust Indenture Act......................................................55
SECTION 11.08.            Effect of Headings and Table of Contents...............................................55
SECTION 11.09.            Successors and Assigns.................................................................55
SECTION 11.10.            Separability...........................................................................56
SECTION 11.11.            Benefits of Indenture..................................................................56
SECTION 11.12.            Legal Holidays.........................................................................56
SECTION 11.13.            Governing Law..........................................................................56
SECTION 11.14.            Counterparts...........................................................................56
SECTION 11.15.            Recording of Indenture.................................................................56
SECTION 11.16.            Trust Obligations......................................................................56
SECTION 11.17.            No Petition............................................................................57

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

SECTION 11.18.            Inspection.............................................................................57


APPENDIX A            Definitions and Usage

SCHEDULE A            Schedule of Initial Financed Student Loans
SCHEDULE B            Schedule of Subsequent Pool Student Loans
SCHEDULE C            Location of Financed Student Loan Files

EXHIBIT A-1           Form of Class A-1 Note
EXHIBIT A-2           Form of Class A-2 Note
EXHIBIT B             Form of Note Depository Agreement

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

                                    INDENTURE dated as of January 1, 1999,
                              between KEYCORP STUDENT LOAN TRUST 1999-A, a New York trust (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").


                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes"), the Issuer's Class A-2 Asset Backed Notes (the "Class A-2 Notes", and together with the Class A-1 Notes, the "Notes):


                                 GRANTING CLAUSE

                  The Issuer (and, with respect to the Financed Student Loans, the Eligible Lender Trustee) hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the holders of the Notes, all the Issuer's right, title and interest in and to the following:

                  (a) the Financed Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date (or, in the case of Additional Student Loans, on or after the related Subsequent Cutoff Date);

                  (b) the Sale and Servicing Agreement, including the right of the Issuer to cause the Seller to repurchase or a Servicer to purchase, Financed Student Loans from the Issuer under circumstances described therein and including the Assigned Rights, and the Supplemental Sale and Servicing Agreement;

                  (c) each Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Financed Student Loans;

                  (d) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposits and the Pre-Funded Amounts; and

                  (e) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected.

                                    ARTICLE I

                              DEFINITIONS AND USAGE

                  SECTION 1.01. DEFINITIONS AND USAGE. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                  SECTION 1.02. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a holder of the Notes.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

                  SECTION 2.01. FORM. The Class A-1 Notes and the Class A-2 Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 and A-2, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  Each Note shall be dated the date of its authentication. The terms of the Class A-1 Notes and the Class A-2 Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

                  SECTION 2.02. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall upon Issuer Order authenticate and deliver Notes for original issue in an aggregate principal amount of $_______, with respect to the Class A-1 Notes and $______ with respect to the Class A-2 Notes, except as provided in Section 2.05.

                  Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.03. TEMPORARY NOTES. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the holder of the Notes. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                  SECTION 2.04. REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and a like aggregate principal amount.

                  At the option of the holder of the Notes, Notes may be exchanged for other Notes in any authorized denominations, a like class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, the Notes which the holder of the Notes making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  The Issuer initially appoints The Depository Trust Company ("DTC") to act as depositary (the "Depositary") with respect to the Note(s).

                  The Issuer initially appoints the Indenture Trustee to act as custodian with respect to the Notes.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the holder of the Notes thereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

                  No service charge shall be made to a holder of the Notes for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

                  The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

                  SECTION 2.05. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the holder of the Notes thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.06. PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of, interest (and any Noteholders' Interest Index Carryover), if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                  SECTION 2.07. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST; NOTEHOLDERS' INTEREST INDEX CARRYOVER. (a) The Class A-1 Notes and the Class A-2 Notes shall accrue interest as provided in the forms of the Class A-1 Note and the Class A-2 Note set forth in Exhibits A-1 and A-2 respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01. Any installment of interest (and any Noteholders' Interest Index Carryover) or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Note Final Maturity Date which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

                  (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of the Class A-1 Note and the Class A-2 Note set forth in Exhibits A-1 and A-2, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each class of Notes shall be made pro rata to the holders of the Notes entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest (and any Noteholders' Interest Index Carryover for such Notes) on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to the holders of the Notes as provided in
Section 10.02.

                  (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are holders of the Notes on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each holder of the Notes a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  (d) The Noteholders' Interest Index Carryover for each Distribution Date (including all unpaid Noteholders' Interest Index Carryover for such Notes for prior Distribution Dates and interest accrued thereon at the applicable Note Interest Rate for each applicable Interest Period) shall be payable to each class of such Notes, pro rata based on the amount of Noteholders' Interest Index Carryover then owing on each class of such Notes, on each Distribution Date solely to the extent of funds required and available to be distributed to the holders of the Notes by the Indenture Trustee pursuant to
Section 5.05(c)(ix) or 5.06(e) of the Sale and Servicing Agreement. Any Noteholders' Interest Index Carryover payable on any Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to
Section 2.12, with respect to the Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

                  SECTION 2.08. CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.09. RELEASE OF COLLATERAL. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and Independent Certificates in accordance with TIA [] [] 314(c) and
314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

                  SECTION 2.10. BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreements. Unless and until Definitive Notes are issued pursuant to
         Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  SECTION 2.11. NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the holders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the holders of the Notes to the Clearing Agency.

                  SECTION 2.12. DEFINITIVE NOTES. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, a Servicer Default or an Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Clearing Agency (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as the holders of the Notes.


                                   ARTICLE III

                                    COVENANTS

                  SECTION 3.01. PAYMENT TO NOTEHOLDERS. The Issuer will duly and punctually pay the principal of (subject to the parenthetical in the following sentence), interest, if any, on and any Noteholders' Interest Index Carryover (but only to the extent provided in Sections 2.07(d) and 8.02(c)) with respect to each class of Notes in accordance with the terms of such Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed to the holders of the Class A-1 Notes and to the holders of the Class A-2 Notes that portion of the amounts on deposit in the Trust Accounts on a Distribution Date (other than any Eligible Investments deposited therein that will mature on the Business Day preceding a subsequent Distribution Date), to which the holders of the Notes are entitled to receive pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any holder of the Notes of interest (including any Noteholders' Interest Index Carryover) and/or principal shall be considered as having been paid by the Issuer to such holder of the Notes for all purposes of this Indenture.

                  SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.03. MONEY FOR PAYMENTS TO BE HELD IN TRUST. As provided in Section 8.02(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Trust Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

                  On or before the Business Day next preceding each Distribution Date and Redemption Date, the Issuer shall distribute or cause to be distributed to the Indenture Trustee (or any other Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under the Notes and/or Certificates, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the holder of the Notes thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the holders of the Notes whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such holder of the Notes).

                  SECTION 3.04. EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of New York (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

                  SECTION 3.05. PROTECTION OF INDENTURE TRUST ESTATE. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iii)    enforce any of the Collateral; or

                  (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the holders of the Notes in such Indenture Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

                  SECTION 3.06. OPINIONS AS TO INDENTURE TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before April 30 in each calendar year, beginning in 2000, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                  SECTION 3.07. PERFORMANCE OF OBLIGATIONS; SERVICING OF FINANCED STUDENT LOANS. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with each Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the holders of at least a majority of the Outstanding Amount of the Notes.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default or an Administrator Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of a Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement or the Supplemental Sale and Servicing Agreement, or an Administrator Default shall arise from the failure of the Administrator to perform any of its duties or obligations under the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement, as the case may be, with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Basic Documents in respect of such failure.

                  (e) As promptly as possible after the giving of notice of termination to a Servicer of such Servicer's rights and powers, or to the Administrator of the Administrator's rights and powers, pursuant to Section 8.01 of the Sale and Servicing Agreement, the Issuer shall appoint a successor servicer (the "Successor Servicer"), or a successor administrator (the "Successor Administrator"), and such Successor Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer or Administrator has not been appointed and accepted its appointment at the time when a Servicer or Administrator, as the case may be, ceases to act as Servicer or Administrator, as the case may be, the Indenture Trustee without further action shall automatically be appointed a Successor Servicer or Administrator, as the case may be. The Indenture Trustee may resign as a Servicer or the Administrator by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer or a new administrator enters into an agreement with the Issuer as provided below; PROVIDED, HOWEVER, that nothing herein shall require or permit the Indenture Trustee to act as Servicer, or otherwise service Financed Student Loans, in violation of the Higher Education Act. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer or a new administrator as a Successor Servicer or Administrator under the Sale and Servicing Agreement. Any Successor Servicer or Administrator, as the case may be, other than the Indenture Trustee shall (i) be an established institution (A) that satisfies any requirements of the Higher Education Act applicable to servicers and (B) whose regular business includes the servicing or administration of student loans and (ii) enter into a servicing agreement or an administration agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement applicable to the predecessor Servicer or the provisions of the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement applicable to the Administrator. If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer or administrator, as the case may be, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer or Administrator; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing or administration of the Financed Student Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee). If the Indenture Trustee shall succeed as provided herein to a Servicer's duties with respect to Financed Student Loans or the Administrator's duties with respect to the Issuer and the Financed Student Loans, as the case may be, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to a Servicer or the Administrator, as the case may be, and the servicing or administration of the Financed Student Loans. In case the Indenture Trustee shall become successor to a Servicer or the Administrator, as the case may be, under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer or as Administrator, as the case may be, any one of its affiliates, provided that such appointment shall not affect or alter in any way the liability of the Indenture Trustee as a successor for the performance of the duties and obligations of such Servicer or the Administrator in accordance with the terms hereof.

                  (f) Upon any termination of a Servicer's rights and powers pursuant to the Sale and Servicing Agreement, or any termination of the Administrator's rights and powers pursuant to the Sale and Servicing Agreement, as the case may be, the Issuer shall promptly notify the Indenture Trustee. As soon as a Successor Servicer or a Successor Administrator is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer or such Successor Administrator.

                  (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee or the holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, except to the extent otherwise provided therein, or waive timely performance or observance by any Servicer, the Administrator, the Seller, the Issuer or the Eligible Lender Trustee under the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the holders of the Notes, or (ii) reduce the aforesaid percentage of the Notes which are required to consent to any such amendment, without the consent of the holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such holders of the Notes, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

                  SECTION 3.08. NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest (including any Noteholders' Interest Index Carryover) payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former holder of the Notes by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

                  SECTION 3.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1999), an Officers' Certificate of the Issuer stating that:

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                  (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

                  SECTION 3.10. ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and any Noteholders' Interest Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

\

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, interest on and Noteholders' Interest Index Carryover, if any, with respect to all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
         (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                  (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                  (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

                  (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                  (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

                  SECTION 3.11. SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), KeyCorp Student Loan Trust 1999-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee stating that KeyCorp Student Loan Trust 1999-A is to be so released.

                  SECTION 3.12. NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans and making Additional Fundings in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto. After the Loan Purchase Termination Date, the Issuer shall not fund the purchase of any Additional Student Loans, or make any other Additional Fundings.

                  SECTION 3.13. NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

                  SECTION 3.14. OBLIGATIONS OF SERVICER AND ADMINISTRATOR. The Issuer shall cause each Servicer to comply with Sections 4.08(a), 4.09, 4.10 and
4.11 of the Sale and Servicing Agreement and the Administrator to comply with Sections 4.08(b) and (c), 4.09, 4.10 and 5.07 thereof.

                  SECTION 3.15. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16. CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  SECTION 3.17. RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Eligible Lender Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to any Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, distributions to the Servicers, the Eligible Lender Trustee, the Indenture Trustee, the holders of the Certificates, the holders of the Notes, the Administrator and the Seller as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

                  SECTION 3.18. NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Seller of its obligations under the Sale and Servicing Agreement or the Supplemental Sale and Servicing Agreement, a Servicer of its obligations under the Sale and Servicing Agreement or the Supplemental Sale and Servicing Agreement or the Administrator of its obligations under the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement. In addition, the Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 3.19. FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of holders of the Notes to receive payments of principal thereof and interest (including any Noteholders' Interest Index Carryover) thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of holders of the Notes as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                  (A)      either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section
                  2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                                    (i)  have become due and payable,

                                    (ii) will become due and payable at the
                           Class A-1 Final Maturity or the Class A-2 Final Maturity Date, as the case may be, within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Class A-1 Final Maturity Date or the Class A-2 Final Maturity Date, as the case may be;

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.02. APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest (including any Noteholders' Interest Index Carryover); but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                  SECTION 4.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 4.04. AUCTION OF FINANCED STUDENT LOANS. Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the March 2009 Distribution Date will be offered for sale by the Indenture Trustee. KeyCorp, its affiliates (other than the Seller), PHEAA, TERI and unrelated third parties may offer bids to purchase such Financed Student Loans on such Distribution Date. If at least two bids are received, the Indenture Trustee will solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Minimum Purchase Amount as of the end of the Collection Period immediately preceding such Distribution Date. If at least two bids are not received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Minimum Purchase Amount, the Indenture Trustee will not consummate such sale. In connection with the determination of the Minimum Purchase Amount, the Indenture Trustee may consult, and, at the direction of the Seller, shall consult, with a financial advisor (which may be the Administrator) to determine if the fair market value of the Financed Student Loans has been offered. The proceeds of any such sale will be applied in the order of priority set forth in Section 5.04(b). If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above.


                                    ARTICLE V

                                    REMEDIES

                  SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any Noteholders' Interest Index Carryover) on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

                  (ii) default in the payment of the principal of any Note when the same becomes due and payable; or

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                  (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                  SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by holders of the Notes), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the holders of the Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all payments of principal of and interest on all
                  Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
                  Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. (a) The Issuer covenants that if (i) default is made in the payment of any interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any Noteholders' Interest Index Carryover) on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the holders of the Notes, the whole amount then due and payable on such Notes for principal and interest (and any Noteholders' Interest Index Carryover), with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest (and any Noteholders' Interest Index Carryover), at the rate specified in Section 2.07 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the holders of the Notes, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest (including any Noteholders' Interest Index Carryover) owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the holders of the Notes allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the holders of the Notes and of the Indenture Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such holders of the Notes to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such holders of the Notes, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder of the Notes any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder of the Notes thereof or to authorize the Indenture Trustee to vote in respect of the claim of any holder of the Notes in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Notes.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holder of the Notes a party to any such Proceedings.

                  SECTION 5.04. REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.05):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the holders of the Notes; and

                  (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (i) the holders of all outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the outstanding Notes at the date of such sale or (iii) the Indenture Trustee determines that the collections on the Financed Student Loans would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 66 2/3% of the aggregate principal amount of the Notes then outstanding; provided, further, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii) unless (i) the proceeds of the sale or liquidation of the Trust Estate distributable to the holders of the Certificates are sufficient to pay to the holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid return thereon or
(ii) after receipt of notice from the Eligible Lender Trustee that the proceeds of such sale or liquidation distributable to the holders of the Certificates would not be sufficient to pay to the holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid return thereon, the holders of the Certificates of at least a majority of the outstanding principal balance of the Certificates consent thereto[; provided, further, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless proceeds of the sale or liquidation of the Trust Estate distributable from such sale are sufficient (i) (a) to pay to holders of the Notes, the outstanding principal balance of the Notes plus accrued and unpaid interest thereon (other than the Noteholders' Interest Index Carryover) and (b) to pay to holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid interest thereon (other than the Certificateholders' Interest Index Carryover) or (ii) after receipt of notice from the Eligible Lender Trustee that the proceeds of such sale or liquidation would not be sufficient (a) to pay to holders of the Notes, the outstanding principal balance of the Notes (other than the Noteholders Interest Index Carryover) and (b) to pay to the holders of the Certificates the outstanding principal balance of the Certificates plus accrued and unpaid interest thereon (other than the Certificateholders' Interest Index Carryover), holders of __% of the aggregate principal amount of the Notes then outstanding and holders of at least __% of the outstanding principal balance of the Certificates consent thereto. In addition, notwithstanding anything herein to the contrary, the Indenture Trustee's rights hereunder to sell the Financed Student Loans shall be subject to the rights of PHEAA to submit a first offer therefor in accordance with paragraph 8 of the Supplemental Sale and Servicing Agreement.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the Servicers for due and unpaid Servicing Fees;

                  THIRD: to the holders of the Notes for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                  FOURTH: to the holders of the Notes for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

                  FIFTH: to the Issuer for distribution of principal and interest due and unpaid to the holders of the related Certificates;

                  SIXTH:  [Reserved];

                  SEVENTH: to the Servicers, for any unpaid Excess Servicing
         Fees;

                  EIGHTH: to the holders of the Notes for any unpaid Noteholders' Interest Index Carryover, ratably, without preference or priority of any kind, according to the amount of Noteholders' Interest Index Carryover attributable to each Note;

                  NINTH: to the Issuer for distribution to the holders of the Certificates for any unpaid Certificateholders' Interest Index Carryover; and

                  TENTH: to the Issuer, for distribution in accordance with the terms of the Sale and Servicing Agreement.

                  The Indenture Trustee may fix a record date and payment date for any payment to the holders of the Notes pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each holder of the Notes and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                  SECTION 5.05. OPTIONAL PRESERVATION OF THE FINANCED STUDENT LOANS. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate. It is the desire of the parties hereto and the holders of the Notes that there be at all times sufficient funds for the payment of principal of and interest (including any Noteholders' Interest Index Carryover) on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  SECTION 5.06. LIMITATION OF SUITS. No holder of the Notes shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such holder of the Notes has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such holder of the Notes have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority of the Outstanding Amount of the Notes;

it being understood and intended that no one or more holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other holders of the Notes or to obtain or to seek to obtain priority or preference over any other holders of the Notes or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of holders of the Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.07. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, any holder of the Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder of the Notes.

                  SECTION 5.08. RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any holder of the Notes has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such holder of the Notes, then and in every such case the Issuer, the Indenture Trustee and the holders of the Notes shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the holders of the Notes shall continue as though no such Proceeding had been instituted.

                  SECTION 5.09. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of the Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10. DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any holder of the Notes to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the holders of the Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of the Notes, as the case may be.

                  SECTION 5.11. CONTROL BY NOTEHOLDERS. The holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; PROVIDED that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the holders of not less than 100% of the Outstanding Amount of the Notes;

                  (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by holders of less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                  (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

PROVIDED, HOWEVER, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of (i) any holders of the Notes not consenting to such action.

                  SECTION 5.12. WAIVER OF PAST DEFAULTS. Prior to the time a judgment or decree for payment of money due has been obtained as described in
Section 5.02, the holders of not less than a majority of the Outstanding Amount of the Notes may waive any past Default and its consequences except a Default
(a) in payment when due of principal of or interest (including, subject to the limitations of Sections 2.07(d) and 8.02(c), any Noteholders' Interest Index Carryover) on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each holder of the Notes. In the case of any such waiver, the Issuer, the Indenture Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  SECTION 5.13. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each holder of the Notes by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any holder of the Notes, or group of holders of the Notes, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any holder of the Notes for the enforcement of the payment of principal of or interest (including any Noteholders' Interest Index Carryover) on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14. WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15. ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the holders of the Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.04(b).

                  SECTION 5.16. PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller, the Administrator and the Servicers, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement (and with respect to the Administrator only, the Administration Agreement) in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement (and the Administration Agreement) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Administrator or a Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller, the Administrator or the Servicers of each of their obligations under the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement (and the Administration Agreement).

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Administrator or any Servicer under or in connection with the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement (and the Administration Agreement), including the right or power to take any action to compel or secure performance or observance by the Seller, the Administrator or the Servicers of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement (and the Administration Agreement) and any right of the Issuer to take such action shall be suspended.


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

                  SECTION 6.01. DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)  Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this
Section 6.01.

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

                  (h) Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

                  (i) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

                  (j) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01.

                  (k) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Indenture Trustee pursuant to the Higher Education Act or implementing regulations.

                  SECTION 6.02. RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED,

HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) In the event that the Person acting as Indenture Trustee is also acting as securities intermediary all the rights, powers, immunities and indemnities afforded to the Indenture Trustee under the Basic Documents shall also be afforded to the securities intermediary.

                  SECTION 6.03. INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                  SECTION 6.04. INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.05. NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each holder of the Notes notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest (including any Noteholders' Interest Index Carryover) on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of holders of the Notes.

                  SECTION 6.06. REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS. The Indenture Trustee shall deliver to each holder of the Notes (and to each Person who was a holder of the Notes at any time during the applicable calendar year) such information as may be required to enable such holder to prepare its Federal and state income tax returns. Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Indenture Trustee shall mail to each holder of the Notes a brief report as of such December 31 that complies with TIA [] 313(a) if required by said section. The Indenture Trustee shall also comply with TIA [] 313(b). A copy of each such report required pursuant to TIA [][] 313(a) or (b) shall, at the time of such transmission to holders of the Notes, be filed by the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Indenture Trustee of such listing.

                  SECTION 6.07. COMPENSATION AND INDEMNITY. The Issuer shall cause the Administrator to pay to the Indenture Trustee reasonable compensation for its services in accordance with a separate agreement between the Administrator and the Indenture Trustee and shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it as provided in such separate agreement. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Administrator to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the other Basic Documents. Without limiting the generality of the foregoing, it is expressly understood that the foregoing indemnity, subject to the last sentence of this paragraph, shall apply to any loss, liability or expense incurred by the Indenture Trustee under Section 12(A) of the Supplemental Sale and Servicing Agreement. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents. The Issuer shall cause the Administrator to defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; PROVIDED, HOWEVER, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                  The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

                  SECTION 6.08. REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                  (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the holders of the Notes. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  If the Indenture Trustee fails to comply with Section 6.11, any holder of the Notes may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under
Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

                  SECTION 6.09. SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under

Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  SECTION 6.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the holders of the Notes, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to holders of the Notes of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11. ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times satisfy the requirements of TIA [] 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of Baa3 or better by Moody's. The Indenture Trustee shall comply with TIA [] 310(b), including the optional provision permitted by the second sentence of TIA [] 310(b)(9); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA [] 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA []
310(b)(1) are met.

                  SECTION 6.12. PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. The Indenture Trustee shall comply with TIA [] 311(a), excluding any creditor relationship listed in TIA [] 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA [] 311(a) to the extent indicated.


                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  SECTION 7.01. ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the holders of the Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the holders of the Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the holders of the Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Holders of the Notes may communicate pursuant to TIA
[] 312(b) with other holders of the Notes with respect to their rights under this Indenture or under the Notes. Upon receipt by the Indenture Trustee of any request by a holder of the Notes to receive a copy of the current list of holders of the Notes (whether or not made pursuant to TIA [] 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of holders of the Notes produced in response thereto.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA [] 312(c).

                  (d) The Indenture Trustee shall furnish to the holders of the Notes promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

                  SECTION 7.03.  REPORTS BY ISSUER.  (a)  The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all holders of the Notes described in TIA [] 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
         (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.


                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  SECTION 8.01. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it on behalf of the holders of the Notes pursuant to the Sale and Servicing Agreement as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in
Article V.

                  SECTION 8.02. TRUST ACCOUNTS. (a) On or prior to the Closing Date, the Issuer shall cause the Administrator to establish and maintain, in the name of the Indenture Trustee, for the benefit of the holders of the Notes and the holders of the Certificates, the Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

                  (b) On or before the Business Day preceding each Distribution Date, all Available Funds with respect to the preceding Collection Period will be deposited in the Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement. On or before each Distribution Date, the Noteholders' Distribution Amount and any Noteholders' Interest Index Carryover, if any, with respect to the preceding Collection Period will be distributed from the Collection Account and any other Trust Account to the Indenture Trustee (or any other Paying Agent) on behalf of the holders of the Notes as provided in Sections 5.05 and 5.06 of the Sale and Servicing Agreement.

                  (c) On each Distribution Date and Redemption Date, the Indenture Trustee (or any other Paying Agent) shall distribute all amounts received by it on behalf of the holders of the Notes pursuant to paragraph (b) above to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal, interest and any Noteholders' Interest Index Carryover in the following amounts and in the following order of priority (except as otherwise provided in Section 5.04(b)):

                  (i) the Noteholders' Interest Distribution Amount, to the holders of the Class A-1 Notes and the holders of the Class A-2 Notes in an amount equal to the accrued and unpaid interest on the Notes; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on the Notes, the amounts so received shall be applied to the payment of such interest on the Notes on a pro rata basis;

                  (ii) the Noteholders' Principal Distribution Amount, to the holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero, and then to the holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero; and

                  (iii) the Noteholders' Interest Index Carryover, if any, to the holders of the Class A-1 Notes and the holders of the Class A-2 Notes; provided that if insufficient funds are received to pay the entire Noteholders' Interest Index Carryover then outstanding, the amounts so received shall be applied to the payment of such Noteholders' Interest Index Carryover on a pro rata basis.

                  SECTION 8.03. GENERAL PROVISIONS REGARDING ACCOUNTS. (a) So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.01(b) of the Sale and Servicing Agreement. All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such Trust Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

                  SECTION 8.04. RELEASE OF INDENTURE TRUST ESTATE. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section
6.07 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer, an Opinion of Counsel and (if required by TIA) Independent Certificates in accordance with TIA [][] 314(c) and 314(d)(1) and meeting the applicable requirements of
Section 11.01.

                  (c) Each holder of the Notes, by the acceptance of a Note, acknowledges that from time to time during the Funding Period the Indenture Trustee shall release the lien of this Indenture on those Financed Federal Loans to be sold to the Seller and as to which the Seller will simultaneously deposit the aggregate Purchase Amounts thereof into the Escrow Account in accordance with, and subject to the terms and conditions of, Section 2.03 of the Sale and Servicing Agreement, and each holder of the Notes consents to such release.

                  SECTION 8.05. OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.04(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the holders of the Notes in contravention of the provisions of this Indenture; PROVIDED, HOWEVER, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of any holders of the Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the holders of the Notes;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any holder of the Notes.

                  SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such holders of the Notes delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest (including any Noteholders' Interest Index Carryover) on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest (including any Noteholders' Interest Index Carryover) on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the holders of the Notes of which is required for any such supplemental indenture, or the consent of the holders of the Notes of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to Section 5.04;

                  (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest (including any Noteholders' Interest Index Carryover) or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any holder of any Note of the security provided by the lien of this Indenture.

                  The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee may request, and rely upon, an Opinion of Counsel in making any such determination, and shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of holders of the Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  SECTION 9.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                    ARTICLE X

                               REDEMPTION OF NOTES

                  SECTION 10.01. REDEMPTION. (a) (i) In the event that on the Special Determination Date the Subsequent Pool Pre-Funded Amount, after giving effect to the purchase of any Subsequent Pool Student Loans on such date is greater than $10,000,000, each class of Notes will be redeemed in part, on a pro rata basis, in an aggregate principal amount equal to the Noteholders' Percentage of such Subsequent Pool Pre-Funded Amount on the following Distribution Date. In the event that on the Special Determination Date the Subsequent Pool Pre-Funded Amount, after giving effect to the purchase of any Subsequent Pool Student Loans on such date is greater than zero but less than or equal to $10,000,000, the Class A-1 Notes will be redeemed in an amount equal to such Subsequent Pool Pre-Funded Amount.

                  (ii) In the event that on the Distribution Date on which the Funding Period ends (or on the Distribution Date immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution
Date) any amount remains on deposit in the Pre-Funding Account after giving effect to the making of all Additional Fundings during the Funding Period, including any such Additional Fundings on such Redemption Date, the Class A-1 Notes will be redeemed until the principal amount thereof is reduced to zero, and then the Class A-2 Notes will be redeemed in part to the extent of any remaining funds, in each case on a pro rata basis, in an aggregate principal amount equal to the amount then on deposit in the Pre-Funding Account.

                  (b) In the event that the assets of the Trust are sold pursuant to Section 9.02 of the Trust Agreement, that portion of the amounts on deposit in the Trust Accounts to be distributed to the holders of the Notes shall be paid to the holders of the Notes up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon and any accrued Noteholders' Interest Index Carryover with respect thereto (but only to the extent provided by Sections 2.07(d) and 8.02(c)). If amounts are to be paid to holders of the Notes pursuant to this Section 10.01(b), the Servicers, the Administrator or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 25 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

                  SECTION 10.02. FORM OF REDEMPTION NOTICE. Notice of redemption under Section 10.01 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile, mailed or transmitted on or prior to the applicable Redemption Date to each holder of the Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder's address or facsimile number appearing in the Note Register.

                  All notices of redemption shall state:

                  (i)      the Redemption Date;

                  (ii)  the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

                  Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                  SECTION 10.03. NOTES PAYABLE ON REDEMPTION DATE. The Notes or portions thereof to be redeemed shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in
         Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                  (iii) Other than any property released as contemplated by clause (v) below, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                  (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officers' Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                  (v) Notwithstanding Section 2.09 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Financed Student Loans as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents and (C) convey to the Seller, in order to allow the Seller to make Consolidation Loans, those specified Financed Student Loans as and to the extent permitted or required by and in accordance with Section 8.04(c) hereof and Section 2.03 of the Sale and Servicing Agreement, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing April 1, 1999, an Officers' Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A), (B) or (C) above that occurred during the immediately preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

                  SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of any Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of such Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.03. ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders of the Notes in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders of the Notes signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Notes shall bind the holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 11.04. NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of holders of the Notes or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of holders of the Notes is to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any holder of the Notes or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Indenture Trustee or by any holder of the Notes shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to:
         KeyCorp Student Loan Trust 1999-A, in care of The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration; with a copy to the Administrator, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114, Attention: KeyCorp Education Resources, KeyCorp Student Loan Trust 1999-A, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the holders of the Notes to the Indenture Trustee.

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Eligible Lender Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's Rating Services, 25 Broadway (20th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; and (iii) Fitch IBCA, Inc., Municipal Structured Finance Group, One State Street Plaza, New York, New York, 10004; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.05. NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to holders of the Notes of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each holder of the Notes affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to holders of the Notes is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder of the Notes shall affect the sufficiency of such notice with respect to other holders of the Notes, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of the Notes shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to holders of the Notes when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

                  SECTION 11.06. ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any holder of the Notes providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such holder of the Notes, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  The provisions of TIA [][] 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

                  SECTION 11.10. SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Notes, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12. LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13. GOVERNING LAW. This Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.14. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15. RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the holders of the Notes or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  SECTION 11.16. TRUST OBLIGATIONS. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Administrator, any Servicer, the Eligible Lender Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Administrator, any Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Administrator, any Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Administrator, any Servicer, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

                  SECTION 11.17. NO PETITION. The Indenture Trustee, by entering into this Indenture, and each holder of the Notes, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  SECTION 11.18. INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information obtained from such examination or inspection except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

STATE OF NEW YORK,  )
                    )  ss.:
COUNTY OF NEW YORK, )


                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said KEYCORP STUDENT LOAN TRUST 1999-A, a New York trust, and that such person executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of February, 1999.


                                          ------------------------------
                                             Notary Public in and for
                                             the State of New York.



My commission expires:


------------------------

STATE OF NEW YORK,  )
                    )  ss.:
COUNTY OF NEW YORK, )


                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said BANKERS TRUST COMPANY, a New York banking corporation, and that such person executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of February, 1999.



                                                 ------------------------------
                                                    Notary Public in and for
                                                    the State of New York.



My commission expires:


------------------------

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                               KEYCORP STUDENT LOAN TRUST 1999-A,

                               By:    THE FIRST NATIONAL BANK OF CHICAGO,
                                      not in its individual capacity but
                                      solely as Eligible Lender Trustee,


                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,

                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


Acknowledged and accepted as to
the Granting Clause as of the
day and year first above written:

THE FIRST NATIONAL BANK OF CHICAGO,
not in its individual
capacity but solely as
Eligible Lender Trustee,

  By:
    ------------------------------------
    Name:
    Title:

STATE OF NEW YORK,  )
                    )  ss.:
COUNTY OF NEW YORK, )


                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared _________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST NATIONAL BANK OF CHICAGO, a national banking association, and that such person executed the same as the act of said association for the purpose and consideration therein expressed, and in the capacities therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ___ day of February, 1999.


                                        ------------------------------
                                           Notary Public in and for
                                           the State of New York.



My commission expires:


------------------------

                                                                      APPENDIX A

                              DEFINITIONS AND USAGE

                                      USAGE

                  The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

                  (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                  (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

                  (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   DEFINITIONS


                  "ACCRUED EXPECTED EXPENSE PAYMENT" means for any Transfer Date on which Other Student Loans are transferred to the Trust an amount equal to (x) the product of (i) the applicable Expected Rate multiplied by (ii) the sum of principal balances of the Notes and Certificates as of such Transfer Date divided by (y) a fraction the numerator of which is the number of days between such Transfer Date and the last day of the preceding Collection Period and the denominator of which is 365 (or 366 in the case of a leap year).

                  "ACT" has the meaning specified in Section 11.03(a) of the Indenture.

                  "ADDITIONAL FUNDING" means those expenditures made on behalf of the Issuer from the Pre-Funding Account and the Escrow Account and made with Available Loan Purchase Funds on Transfer Dates during the Funding Period and from the Escrow Account and Available Loan Purchase Funds on Transfer Dates during the period which begins on the day following the end of the Funding Period and ends on the Loan Purchase Termination Date, in each case consisting of amounts paid to the Seller to acquire Additional Student Loans as of the applicable Subsequent Cutoff Dates and to pay Guarantee Fee Advances.

                  "ADDITIONAL STUDENT LOANS" means the Subsequent Pool Student Loans, the Other Subsequent Student Loans and the Other Student Loans.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of January 1, 1999, among the Issuer, the Indenture Trustee and the Administrator.

                  "ADMINISTRATION FEE" has the meaning specified in Section 3 of the Administration Agreement.

                  "ADMINISTRATOR" means Key Bank USA, National Association, a national banking association, in its capacity as administrator of the Issuer and the Financed Student Loans.

                  "ADMINISTRATOR DEFAULT" has the meaning specified in Section 8.01(b) of the Sale and Servicing Agreement.

                  "ADMINISTRATOR'S CERTIFICATE" means an Officers' Certificate of the Administrator delivered pursuant to Section 4.08(c) of the Sale and Servicing Agreement, substantially in the form of Exhibit C thereto.

                  "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ASA" means the Massachusetts Higher Education Assistance Corporation now doing business as American Student Assistance Corporation, a Massachusetts non-profit corporation.

                  "ASSIGNED AGREEMENTS" means the following agreements, as the same may be amended and restated from time to time, (i) the Deposit Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (ii) the Security Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (iii) the Letter Agreement dated as of January 28, 1992, between LSAS and the Seller (as successor to Ameritrust Company National Association), (iv) the Trust Agreement dated as of July 14, 1992 and restated as of July 1, 1994, among the Seller, LSAS and First Bank (N.A.), Milwaukee,

Wisconsin, as trustee, (v) the LAL/BEL Guarantee Agreements dated as of January 28, 1992 and December 21, 1992, between the Seller and TERI, and (vi) the Private Guarantee Agreement dated as of March 23, 1995, among the Seller, TERI, Society National Bank, Indiana and Wilmington Trust Company, (vii) Consolidated Deposit Agreement and Consolidated Security Agreement each dated November 1, 1995 between TERI and Society National Bank, (viii) Alternative DEAL Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A, dated February 23, 1994, October 4, 1994, July 1, 1995 and July 1, 1996, respectively, issued by HICA to KeyBank of Maine, Society National Bank and Seller, respectively; and (ix) Pledged Collateral Account Control Agreement dated ____________ among TERI, Seller and McDonald Investments Inc., A KeyCorp Company, to the extent necessary to permit the Trust to realize its rights and benefits under the assignment of the agreements referred to in clauses (i) through (x) above.

                  "ASSIGNED RIGHTS" has the meaning specified in Section 2.01 of the Sale and Servicing Agreement.

                  "AUCTION PURCHASE AMOUNT" with respect to the Financed Student Loans means the aggregate unpaid principal balance owed by the applicable borrowers thereon plus accrued interest thereon to the date of purchase less the amount on deposit in the Reserve Account as of such date.

                  "AUTHORIZED OFFICER" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Seller, any officer of the Seller or any of its Affiliates who is authorized to act for the Seller in matters relating to or to be acted upon by the Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to or to be acted upon by the Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "AVAILABLE FUNDS" means, with respect to a Distribution Date or any Monthly Servicing Payment Date, the sum of the following amounts received with respect to the then elapsed portion of the related Collection Period to the extent not previously distributed:

                  (i) all collections received by the Servicers on the Financed Student Loans (including any Guarantee Payments received with respect to such Financed Student Loans), but net of (x), any Federal Origination Fee and Federal Consolidation Loan Rebate payable to the Department on Federal Consolidation Loans disbursed after October 1, 1993, and (y) any collections in respect of principal on the Financed Student Loans applied by the Trust to repurchase guaranteed loans from the Guarantors in accordance with the Guarantee Agreements;

                  (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during the then elapsed portion of such Collection Period with respect to the Financed Federal Loans;

                  (iii) all Liquidation Proceeds and all recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or prior months of such Collection Period;

                  (iv) the aggregate Purchase Amounts received for those Financed Student Loans repurchased by the Seller or purchased by a Servicer under an obligation which arose during the elapsed portion of such Collection Period;

                  (v) the aggregate amounts, if any, received from the Seller or a Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or, lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Federal Student Loans pursuant to Section 3.02 or 4.06, respectively of the Sale and Servicing Agreement;

                  (vi) amounts deposited by the Seller into the Collection Account in connection with the making of Consolidation Loans pursuant to Section 2.03 of the Sale and Servicing Agreement;

                  (vii) with respect to the first Distribution Date, the portion of the Negative Carry Initial Deposit transferred from the Subsequent Pool Pre-Funding Subaccount to the Collection Account;

                  (viii)     Investment Earnings for such Distribution Date;

                  (ix) amounts withdrawn from the Reserve Account in excess of the Specified Reserve Account Balance and deposited into the Collection Account;

                  (x) amounts withdrawn from the Escrow Account and deposited into the Collection Account; and

                  (xi) with respect to the Distribution Date on or immediately after the end of the Funding Period, the amount transferred from the Pre-Funding Account to the Collection Account.

         provided, however, that Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans, the Purchase Amount of which has been included in Available Funds for a prior Distribution Date and (B) following the end of the Funding Period and prior to the Loan Purchase Termination Date, amounts withdrawn from the Collection Account to purchase Other Student Loans or pay Guarantee Fee Advances pursuant to Sections 2.02A and 5.05(d) of the Sale and Servicing Agreement during the period following the preceding Distribution Date and ending on or prior to such Distribution Date; provided, further, that if on any Distribution Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Account and the Pre-Funding Account (1) to pay any of the items specified in clauses (i) through (iii) of Section 5.05(c) of the Sale and Servicing Agreement for such Distribution Date and (2) if the principal balance of the Notes (after giving effect to any distributions thereon on such Distribution Date) is less than or equal to the Note Collateralization Amount, to pay the Certificateholders' Interest Distribution Amount for such Distribution Date, then Available Funds for such Distribution Date will include, in addition to the Available Funds amounts on deposit in the Collection Account on the Determination Date relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date up to the amount necessary to pay, in the case of clause (1) above such items and in the case of clause (2) above such Certificateholders' Interest Distribution Amount, and the Available Funds for such succeeding Distribution Date will be adjusted accordingly.

                  "AVAILABLE LOAN PURCHASE FUNDS" means with respect to any Collection Period and any Transfer Date after the Funding Period, the excess of Available Funds (without giving effect to the second proviso thereof) for the Collection Period relating to the Distribution Date next succeeding such Transfer Date that are on deposit in the Collection Account on such Transfer Date (before giving effect to any application thereof) over the Accrued Expected Expense Payment for such Distribution Date.

                  "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement, the Administration Agreement, the Certificate Depository Agreement, the Note Depository Agreement, the Guarantee Agreements and other documents and certificates delivered in connection with any thereof.

                  ["BAR EXAM LOAN" means a Bar Examination Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "BENEFIT PLAN" has the meaning specified in Section 3.04 of the Trust Agreement.

                  "BOOK-ENTRY CERTIFICATE" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

                  "BOOK-ENTRY NOTE" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York or Cleveland, Ohio, are authorized or obligated by law, regulation or executive order to remain closed.

                  "CERTIFICATE" means a Floating Rate Asset Backed Certificate issued pursuant to the Trust Agreement, substantially in the Form of Exhibit A thereto.

                  "CERTIFICATE BALANCE" means as of the Closing Date the Initial Certificate Balance for the Certificates and, thereafter, the Initial Certificate Balance for the Certificates, reduced by all amounts allocable to principal previously distributed to the holders of the Certificates.

                  "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date among the Trust, the Eligible Lender Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency, substantially in the form of Exhibit B to the Trust Agreement.

                  "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "CERTIFICATE PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

                  "CERTIFICATE RATE" means, with respect to any Interest Period, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR for such Interest Period] plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" means the register mentioned and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

                  "CERTIFICATE UNDERWRITING AGREEMENT" means the Certificate Underwriting Agreement dated as of January ___, 1999 between the Seller and the Underwriters.

                  "CERTIFICATEHOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

                  "CERTIFICATEHOLDERS' AVAILABLE INTEREST DISTRIBUTION AMOUNT" means for the Certificates on any Distribution Date, an amount equal to (x) the sum of (1) Available Funds for such Distribution Date, (2) the amount, if any, withdrawn from the Pre-Funding Account pursuant to Section 5.08(d) of the Sale and Servicing Agreement on such Distribution Date, and (3) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(vi) of the Sale and Servicing Agreement on such Distribution Date minus (y) the amount required to be distributed pursuant to clauses (i) through (iii) of Section 5.05(c) of the Sale and Servicing Agreement, including any Noteholders' Priority Principal Distribution Amount actually distributed.

                  "CERTIFICATEHOLDERS' AVAILABLE PRINCIPAL DISTRIBUTION AMOUNT" means on the Final Maturity Date for the Certificates, an amount equal to (x) the sum of (1) the Available Funds for such Distribution Date, and (2) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(ix) of the Sale and Servicing Agreement minus (y) the amounts required to be distributed pursuant to clauses (i) through (vii) of Section 5.05(c) of the Sale and Servicing Agreement.

                  "CERTIFICATEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Certificateholders' Interest Distribution Amount for such Distribution Date plus, for each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Certificateholders' Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holders of the Certificates on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of the Certificates, to the extent permitted by law, at the applicable Certificate Rate from such preceding Distribution Date to the current Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the applicable Certificate Rate for the related Interest Period on the outstanding Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to holders of the Certificates on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Certificateholders' Interest Distribution Amount will not include any Certificateholders' Interest Index Carryover.

                  "CERTIFICATEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Certificate Rate for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Certificates that would have accrued in respect of the related Interest Period had interest been calculated based on [the T-Bill Rate, if such Certificates are T-Bill Indexed Securities] [and/or] [Three-Month LIBOR if such Certificates are LIBOR Indexed Securities] over (b) the amount of interest on such Certificates actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on [the T-Bill Rate in the case of T-Bill Indexed Securities] or [Three-Month LIBOR, in the case of LIBOR Indexed Securities]); PROVIDED, HOWEVER, that, on the Final Maturity Date, the Certificateholders' Interest Index Carryover will be equal to the lesser of (i) the Certificateholders'

Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders of the Certificates on such date pursuant to Sections 5.05(c)(x) of the Sale and Servicing Agreement.

                  "CERTIFICATEHOLDERS' PERCENTAGE" means, a fraction, expressed as a percentage, the numerator of which is the principal balance of the Certificates issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, on each Distribution Date on and after which the principal balance of the Notes has been paid in full, the Principal Distribution Amount for such Distribution Date (or, in the case of the Distribution Date on which the principal balance of the Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to the holders of such Notes on such Distribution Date); PROVIDED, HOWEVER, that the Certificateholders' Principal Distribution Amount for the Certificates will in no event exceed the Certificate Balance for the Certificates. In addition, on the Final Maturity Date for the Certificates, the principal required to be distributed to the holders of the Certificates will include the amount required to reduce the outstanding principal balance of the Certificates to zero.

                  "CLASS A-1 NOTE" means a Floating Rate Class A-1 Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

                  "CLASS A-2 NOTE" means a Floating Rate Class A-2 Asset Backed
Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

                  "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLOSING DATE" means February ___, 1999.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "COLLATERAL" has the meaning specified in the Granting Clause of the Indenture.

                  "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "COLLECTION PERIOD" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on May 31, 1999 and with respect to each subsequent Distribution Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "CONSOLIDATION LOANS" means Federal Consolidation Loans and Private Consolidation Loans, collectively.

                  "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group, Structured Finance Team (telephone:
(212) 250-6652; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration (telephone: (312) 407-1892; facsimile: (312) 407-1708); or at such other address as the

Eligible Lender Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Seller).

                  "CUTOFF DATE" means January 1, 1999.

                  "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DEFINITIVE CERTIFICATES" has the meaning specified in Section
3.11 of the Trust Agreement.

                  "DEFINITIVE NOTES" has the meaning specified in Section 2.10 of the Indenture.

                  "DELIVERY" or "DELIVER" when used with respect to Trust Account Property means the following and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Indenture Trustee, free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

                  (i) transfer of possession thereof to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee, or its nominee or endorsed in blank;

         (b)      with respect to a certificated security:

                  (i) delivery thereof in bearer form to the Indenture Trustee;
         or

                  (ii) delivery thereof in registered form to the Indenture Trustee and

                  (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                  (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

         (c)      with respect to an uncertificated security:

                  (i) the delivery of the uncertificated security to the Indenture Trustee; or

                  (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee, without further consent by the registered owner;

         (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                  (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR
         Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

                  (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account, as applicable;

         (e)  with respect to a security entitlement:

                  (i)  the Indenture Trustee, becomes the entitlement holder; or

                  (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

         (f) without further consent by the entitlement holder for the purpose of clauses (b) and (c) hereof "delivery" means:

                  (i)      with respect to a certificated security:

                           (A) the Indenture Trustee, acquires possession
                  thereof;

                           (B) another person (other than a securities
                  intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                           (C) a securities intermediary acting on behalf of the
                  Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

                  (ii) with respect to an uncertificated security:

                           (A) the issuer registers the Indenture Trustee as the
                  registered owner, upon original issue or registration of transfer; or

                           (B) another person (other than a securities
                  intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee, or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

         (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

                  (i)   "certificated security"

                  (ii)  "effective endorsement"

                  (iii) "entitlement holder"

                  (iv)  "instrument"

                  (v)   "securities account"

                  (vi)  "securities entitlement"

                  (vii) "securities intermediary"

                  (viii)"uncertificated security"

         (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "DEPARTMENT" means the United States Department of Education, an agency of the Federal government.

                  "DEPOSITOR" means the Seller in its capacity as Depositor under the Trust Agreement.

                  "DEPOSITORY" has the meaning specified in Section 2.04 of the Indenture.

                  "DETERMINATION DATE" means, with respect to any Monthly Servicing Payment Date or Distribution Date, as the case may be, the third Business Day preceding such Monthly Servicing Payment Date or Distribution Date.

                  "DISTRIBUTION DATE" means, with respect to each Collection Period, the twenty-seventh day of each March, June, September and December or, if such day is not a Business Day, the immediately following Business Day, commencing on June 28, 1999.

                  "DTC" means the Depository Trust Company, a New York Corporation.

                  "ECMC" means Educational Credit Management Corporation.

                  "EFS" means EFS Services, Inc., a wholly-owned subsidiary of EFS, Inc. of Indiana.

                  "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from at least two nationally recognized Rating Agencies in one of their respective generic rating categories which signifies investment grade.

                  "ELIGIBLE INSTITUTION" means a depository institution (which may be the Seller (or any Affiliate of the Seller), the Eligible Lender Trustee (or any Affiliate of the Eligible Lender Trustee) or the Indenture Trustee) organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), (a) which has (i) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) if rated by Fitch (A) a long term senior unsecured debt rating of AAA by Fitch and (B) short-term senior of F-1+ by Fitch and (b) whose deposits are insured by the FDIC. If so qualified, the Seller, any Affiliate of the Seller, the Eligible Lender Trustee, or any Affiliate of the Eligible Lender Trustee or Indenture Trustee may be considered an Eligible Institution.

                  "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date, as the case may be), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from Moody's in the highest investment category granted thereby and, if rated by Fitch, in the highest investment category granted by Fitch;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's in the highest investment category granted thereby and, if rated by Fitch, in the highest investment category granted by Fitch;

                  (d) investments in money market funds (including funds for which the Indenture Trustee or the Eligible Lender Trustee or any of their respective Affiliates or any of Seller's Affiliates is an investment manager or advisor) having a rating from Moody's of Aaa and if rated by Fitch from Fitch of AAA;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above; and

                  (g) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee.

                  "ELIGIBLE LENDER TRUSTEE" means The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as eligible lender trustee under the Trust Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ESCROW ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.01 of the Indenture.

                  "EXCESS SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "EXPECTED INTEREST COLLECTIONS" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required by the Higher Education Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans for such Collection Period (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments expected to be received by the Eligible Lender Trustee for such Collection Period (whether or not actually received) with respect to the Financed Student Loans and (iii) Investment Earnings for such Collection Period.

                  "EXPECTED RATE" means with respect to any Transfer Dates after the end of the Funding Period on which Other Student Loans are transferred to the Trust, the sum of the weighted average of the Note Interest Rates and the Certificate Rate for the Notes and Certificates, respectively, as of the first day of the related Collection Period plus ____%.

                  "EXPENSES" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FEDERAL CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of Financed Federal Loans of such borrower in accordance with the applicable terms and conditions of the Program and the Higher Education Act.

                  "FEDERAL CONSOLIDATION LOAN REBATE" means the monthly fee payable to the Department by the holder of Federal Consolidation Loans made (x) on or after October 1, 1993, but prior to October 1, 1998 equal to 1.05% per annum and (y) on or after October 1, 1998 equal to .62% per annum, in each case on the outstanding balance of such Federal Consolidation Loan.

                  "FEDERAL GUARANTOR" means PHEAA, ASA, ECMC and NSLP.

                  "FEDERAL ORIGINATION FEE" means the origination fee payable to the Department by the lender with respect to any Financed Federal Loan (including Federal Consolidation Loans) made on or after October 1, 1993, equal to 0.50% of the initial principal balance of such loan.

                  "52 WEEK T-BILL RATE" means, on any date of determination, the bond equivalent rate of 52-week Treasury bills auctioned at the final auction held prior to the preceding June 1.

                  "FINAL MATURITY DATE" means (i) for the Class A-1 Notes, the _______ ______ Distribution Date, (ii) for the Class A-2 Notes the _______
______ Distribution Date and (iii) for the Certificates, the _______ ______ Distribution Date.

                  "FINAL SUBSEQUENT TRANSFER DATE" means the last Transfer Date on which Subsequent Pool Student Loans are transferred to the Trust but no later than the Special Determination Date.

                  "FINANCED FEDERAL LOANS" means those Financed Student Loans that are guaranteed as to the payment of principal and interest by PHEAA, ASA, ECMC or NSLP and are reinsured by the Department and are listed on Schedule A to the Sale and Servicing Agreement, as such Schedule may be supplemented from time to time.

                  "FINANCED PRIVATE LOANS" means those Financed Student Loans that are guaranteed as to the payment of principal and interest by TERI or HICA and are not reinsured by the Department or any other governmental entity and are listed on Schedule A to the Sale and Servicing Agreement, as such Schedule may be supplemented from time to time.

                  "FINANCED STUDENT LOAN" means any law school, medical school, dental school, graduate business school or other graduate school student loan listed on Schedule A of the Sale and Servicing Agreement as such Schedule may be supplemented from time to time.

                  "FINANCED STUDENT LOAN FILES" means the documents specified in
Section 3.03 of the Sale and Servicing Agreement.

                  "FITCH" means Fitch IBCA, Inc.

                  "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the date on which an Event of Default, a Servicer Default or an Administrator Default occurs, (b) the date on which an Insolvency Event occurs with respect to the Seller, (c) the first date on which the amounts on deposit in each Pre-Funding Account is zero, and (d) the close of business on the last day of the Collection Period preceding the March 2001 Distribution Date.

                  "GRADUATE LOAN PROGRAMS" means [TO COME FROM KEY BANK].

                  ["GRADUATE SCHOOL LOAN" means a Graduate [School] Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture.

A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "GUARANTEE AGREEMENTS" means (i) in the case of PHEAA, the National Guaranty Agreement and the Lender Participation Agreement for Consolidation Loans, in each case dated as of June 13, 1998, between PHEAA and the Eligible Lender Trustee on behalf of the Issuer, (ii) in the case of ASA, the Holder Guarantee Agreement dated as of July 13, 1998, between ASA and the Eligible Lender Trustee on behalf of the Issuer, (iii) in the case of ECMC, the Holder Agreement for Payment on Guarantee dated as of the Closing Date, between ECMC and the Eligible Lender Trustee on behalf of the Issuer, (iv) in the case of NSLP, the Lender Agreement for Guaranteed Educational Loans With Federal Reinsurance and the Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance, each dated as of July 13, 1998 between NSLP and the Eligible Lender Trustee on behalf of the Issuer, (v) in the case of TERI, the Guarantee Agreement dated as of July 13, 1998, among TERI, the Seller and the Eligible Lender Trustee on behalf of the Issuer and (vi) in the case of HICA, the Endorsement to Alternative Dental Educational Assistance Loan Surety Bond Numbers 1994-A, 1994-B, 1995-A and 1996-A dated as of July 13, 1998 and executed by HICA, relative to such Surety Bonds which were assigned by the Seller to the Eligible Lender Trustee on behalf of the Issuer.

                  "GUARANTEE FEE ADVANCE" means a loan made by the Seller to a borrower of a Financed Private Loan, at the borrower's option, at the time such borrower commences repayment of such Financed Private Loan to finance the cost of the fee imposed with respect to such loan at such time.

                  "GUARANTEE PAYMENT" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

                  "GUARANTORS" means PHEAA, ASA, ECMC, NSLP, TERI and HICA.

                  "HICA" means HEMAR Insurance Company of America, a South Dakota corporation.

                  "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

                  "INDENTURE" means the Indenture dated as of January 1, 1999, between the Issuer and the Indenture Trustee.

                  "INDENTURE TRUSTEE" means Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

                  "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests granted to the Indenture Trustee), including all proceeds thereof.

                  "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

                  "INDEX MATURITY" shall have the meaning set forth in the definition of "Three-Month LIBOR".

                  "INITIAL CERTIFICATE BALANCE" means $__________.

                  "INITIAL FINANCED STUDENT LOANS" has the meaning specified in
Section 2.01 of the Sale and Servicing Agreement.

                  "INITIAL POOL BALANCE" means, the sum of the Pool Balance as of the Cutoff Date, which is $________, plus as of each Subsequent Cutoff Date the principal balance of each Subsequent Pool Student Loan sold to the Eligible Lender Trustee on behalf of the Issuer on each Transfer Date during the Funding Period.

                  "INSOLVENCY EVENT" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "INTEREST COLLECTIONS" shall have the meaning specified in
Section 5.03 of the Sale and Servicing Agreement.

                  "INTEREST PERIOD" means, with respect to a Distribution Date, the period from and including the Closing Date or the most recent Distribution Date on which interest on the Notes or the Certificates, as the case may be, has been distributed to but excluding the current Distribution Date.

                  "INTEREST SUBSIDY PAYMENTS" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 5.01(b) of the Sale and Servicing Agreement.

                  "ISSUER" means KeyCorp Student Loan Trust 1999-A (formerly named KeyCorp Student Loan Trust 1998-A) until a successor replaces it and, thereafter, means the successor.

                  "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  ["LAW LOAN" means a Law School Loan made by the Seller to an eligible borrower pursuant to the Programs.]

                  "LIBOR DETERMINATION DATE" means the second Business Day prior to the commencement of each Interest Period. For purposes of this definition a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

                  "LIBOR INDEXED SECURITIES" means _______________.

                  "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

                  "LIQUIDATED STUDENT LOAN" means any defaulted Financed Student Loan liquidated by the Servicer which services such Financed Student Loan (which shall not include any Financed Student Loan on which Guarantee Payments are received) or which such Servicer has, after using all reasonable efforts to realize upon such Financed Student Loan, determined to charge off.

                  "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Servicer which serviced such Liquidated Student Loan in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loan.

                  "LOAN PURCHASE TERMINATION DATE" means the first to occur of
(i) the date on which an Event of Default occurs under the Indenture, a Servicer Default occurs under the Sale and Servicing Agreement or an Administrator Default occurs under the Sale and Servicing Agreement or the Administration Agreement, (ii) the date on which an Insolvency Event with respect to the Seller occurs, or (iii) the last day of the Collection Period preceding the March 2002 Distribution Date.

                  "LOCK-IN PERIOD" means the period of days preceding any Distribution Date during which the Note Interest Rates or Certificate Rates, as applicable, in effect on the first day of such period shall remain in effect until the end of the Interest Period related to such Distribution Date.

                  "MAXIMUM TERI PAYMENTS AMOUNT" means an amount equal to 19% of the Initial Pool Balance.

                  "MINIMUM PURCHASE AMOUNT" means the greatest of (i) the Auction Purchase Amount, (ii) the fair market value of the Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date, and (iii) the aggregate unpaid principal amount of the Notes and unpaid principal balance of the Certificates plus, in each case, accrued and unpaid interest thereon on the related Distribution Date and any amount to be paid pursuant to Section 5.04(b) FIRST and SECOND of the Indenture.

                  "MONTHLY SERVICING PAYMENT DATE" means the twenty-seventh day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing on March 1, 1999.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "91-DAY TREASURY BILLS" means direct obligations of the United States with a maturity of thirteen weeks.

                  "NEGATIVE CARRY INITIAL DEPOSIT" means $____________.

                  "NET GOVERNMENT RECEIVABLE" means, with respect to any Distribution Date, the sum of the amount of Interest Subsidy Payments and Special Allowance Payments due from the Department less the amount owed to the Department for Federal Origination Fee and Federal Consolidation Loan Rebate as of the end of the related Collection Period.

                  "NOTE COLLATERALIZATION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Pool Balance as of the end of the related Collection Period, (ii) the Pre-Funded Amount as of the end of the related Collection Period, (iii) the amount on deposit in the Reserve Account after giving effect to distributions on such Distribution Date, and (iv) the Net Government Receivable.

                  "NOTE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date relating to the Notes, substantially in the form of Exhibit B to the Indenture, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency.

                  "NOTE INTEREST RATE" means, with respect to any Interest Period, (w) in the case of the Class A-1 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period, (x) in the case of the Class A-2 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.04 of the Indenture.

                  "NOTE UNDERWRITING AGREEMENT" means the Note Underwriting Agreement dated as of January __, 1999 between the Seller and the Underwriters.

                  "NOTEHOLDER" means the Person in whose name a Note is registered in the Note Register.

                  "NOTEHOLDERS' AVAILABLE INTEREST DISTRIBUTION AMOUNT" means on any Distribution Date, an amount equal to (x) the sum of (1) Available Funds for such Distribution Date, (2) the amounts withdrawn from the Pre-Funding Account pursuant to Section 5.08(d) of the Sale and Servicing Agreement on such Distribution Date, and (3) the amounts withdrawn from the Reserve Account pursuant to Section 5.06(b)(v) of the Sale and Servicing Agreement on such Distribution Date minus (y) the amount required to be distributed pursuant to clauses (i) and (ii) of Section 5.05(c) of the Sale and Servicing Agreement, including any Noteholders' Priority Principal Distribution Amount actually distributed.

                  "NOTEHOLDERS' AVAILABLE PRINCIPAL DISTRIBUTION AMOUNT" means on the Final Maturity Date for each class of Notes, an amount equal to (x) the sum of (1) the Available Funds for such Distribution Date and (2) the amount, if any, withdrawn from the Reserve Account pursuant to Sections 5.06(b)(vii) or (viii) of the Sale and Servicing Agreement minus (y) the amounts required to be distributed pursuant to clauses (i) through (v) of
Section 5.05(c) of the Sale and Servicing Agreement, including the Noteholders' Priority Principal Distribution Amount for such class of Notes actually distributed.

                  "NOTEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

                  "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the sum of the Noteholders' Interest Distribution Amount on the preceding Distribution Date over (ii) the amount of interest actually distributed to the holders of the Notes on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of the Notes, to the extent permitted by law, at the weighted average of the Note Interest Rates for the Notes from such preceding Distribution Date to the current Distribution Date.

                  "NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the aggregate amount of interest accrued at the applicable Note Interest Rate for the related Interest Period on the outstanding principal balance of each class of Notes on the immediately preceding Distribution Date after giving effect to all principal distributions to Noteholders of such class on such date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Distribution Date; provided, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Index Carryover.

                  "NOTEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Note Interest Rate for the Notes for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Notes that would have accrued in respect of the related Interest Period had interest been calculated based on [the T-Bill Rate, if such Notes are T-Bill Indexed Securities] or [Three-Month LIBOR if such Notes are LIBOR Indexed Securities], over (b) the amount of interest on such Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on [the T-Bill Rate, in the case of T-Bill Indexed Securities] or [Three-Month LIBOR, in the case of LIBOR Indexed Securities]); PROVIDED, HOWEVER, that on the Final Maturity Date for such Notes, the Noteholders' Interest Index Carryover for such Notes will be equal to the lesser of (i) the Noteholders' Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to the holders for such Notes on such date pursuant to Sections 5.05(c)(ix) and 5.06(e) of the Sale and Servicing Agreement.

                  "NOTEHOLDERS' PERCENTAGE" means a fraction, expressed as a percentage, the numerator of which is the principal amount of the Notes issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Principal Distribution Amount for such Notes for such Distribution Date; PROVIDED, HOWEVER, that the Noteholders' Principal Distribution Amount for the Notes will not exceed the outstanding principal balance of the Notes. In addition, (i) on the Final Maturity Date for each related class of Notes, the principal required to be distributed to such class of Notes will include the amount required to reduce the outstanding principal balance of such class of Notes to zero, and (ii) on the related Distribution Date following a sale of the Financed Student Loans pursuant to
Section 9.01(a) or (c) of the Sale and Servicing Agreement, the principal required to be distributed to the holders of Class A-2 Notes will include the amount required to reduce the outstanding principal balance of the Class A-2 Notes to zero. In the event that the outstanding balance of the Notes is in excess of the Note Collateralization Amount, the Noteholders' Principal Distribution Amount will be reduced by the amount of any Noteholders' Priority Principal Distribution Amount.

                  "NOTEHOLDERS' PRIORITY PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the excess of (i) the aggregate outstanding principal balance of the Notes (after giving effect to any distributions on such Distribution Date) over (ii) the Note Collateralization Amount.

                  "NOTES" means the Class A-1 Notes and Class A-2 Notes.

                  "OBLIGOR" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

                  "OFFICERS' CERTIFICATE" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Eligible Lender Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of the Seller or the Administrator, a certificate signed by any two Authorized Officers of the Seller or the Administrator, as appropriate and (iii) in the case of the Servicer, a certificate signed by any two Authorized Officers of the Servicer.

                  "OPINION OF COUNSEL" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator or a Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator or such Servicer, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

                  "OTHER ADDITIONAL PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Other Additional Pre-Funding Subaccount.

                  "OTHER ADDITIONAL PRE-FUNDING SUBACCOUNT" has the meaning set forth in Section 5.08 of the Sale and Servicing Agreement.

                  "OTHER STUDENT LOANS" means the Serial Loans (including Consolidation Loans) made by the Seller to an eligible borrower who has one or more existing loans under the Programs that are Financed Student Loans and are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer during the period which begins after the Funding Period and ends on the Loan Purchase Termination Date pursuant to Section 2.02A of the Sale and Servicing Agreement, each of which shall be identified on Schedule A, to the related Transfer Agreement which Schedule A may be in the form of microfiche or computer tape.

                  "OTHER SUBSEQUENT STUDENT LOANS" means the Serial Loans (including Consolidation Loans but not including Subsequent Pool Student Loans) made by the Seller to an eligible borrower who has one or more existing loans under the Programs that are Financed Student Loans and are transferred or to be transferred to the Eligible Lender Trustee on behalf of the Issuer during the Funding Period pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A, to the related Transfer Agreement which Schedule A may be in the form of microfiche or computer tape.

                  "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes Outstanding at the date of determination.

                  "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

                  "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "PHEAA" means the Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania.

                  "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

                  "POOL BALANCE" means, at any time, the aggregate principal balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon for such Collection Period to the extent such interest will be capitalized upon commencement of repayment), after giving effect to the following without duplication: (i) all payments received by the Trust related to the Financed Student Loans during such Collection Period from or on behalf of borrowers, Guarantors and the Department, (ii) all Purchase Amounts received by the Trust related to the Financed Student Loans for such Collection Period from the Seller or the Servicers, (iii) all Additional Fundings made from the applicable Escrow Account and the applicable Pre-Funding Account or the Available Loan Purchase Funds with respect to such Collection Period and (iv) all losses realized on Financed Student Loans liquidated during such Collection Period.

                  "POOL FACTOR" means as of the close of business on a Distribution Date (i) for the Class A-1 Notes, a seven-digit decimal figure equal to the outstanding principal balance of the Class A-1 Notes divided by the original outstanding principal balance of the Class A-1 Notes, (ii) for the Class A-2 Notes, a seven-digit decimal figure equal to the outstanding principal balance of the Class A-2 Notes divided by the original outstanding principal balance of the Class A-2 Notes and (iii) for the Certificates, a seven-digit decimal figure equal to the Certificate Balance of the Certificates divided by the Initial Certificate Balance of the Certificates. The Pool Factor for each class of Securities will be 1.0000000 as of the Closing Date; thereafter, the Pool Factor for each class of Securities will decrease to reflect reductions in the outstanding principal balance of such classes of Securities.

                  "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Pre-Funding Account.

                  "PRE-FUNDING ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement (including, unless otherwise expressly stated, the Subsequent Pool Pre-Funding Subaccount and the Other Additional Pre-Funding Subaccount).

                  "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the amount by which the sum of the outstanding principal balance of the Notes and the Certificates exceeds the Specified Collateral Balance for such Distribution Date.

                  "PRIVATE CONSOLIDATION GUARANTEE FEE" means, with respect to each Private Consolidation Loan, a fee charged to the borrower to discharge the underlying Financed Private Loans and included in the original principal amount of such Private Consolidation Loan.

                  "PRIVATE CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of Private Financed Loans of such borrower in accordance with the terms of the Programs.

                  "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "PROGRAMS" means the Graduate Loan Programs, as in effect from time to time.

                  "PURCHASE AMOUNT" means, as of the close of business on the last day of a Collection Period, ________% of the amount required to prepay in full the respective Financed Student Loan, if it is an Initial Financed Student Loan, ________% of the amount required to prepay in full the respective Financed Student Loan, if it is a Subsequent Pool Student Loan and 100% of the amount required to prepay in full the respective Financed Student Loan if it is an Other Subsequent Student Loan or an Other Student Loan, in each case under the terms thereof including all accrued interest thereon and any lost Interest Subsidy Payments and Special Allowance Payments with respect thereto.

                  "PURCHASE PRICE" means, with respect to any Financed Student Loan, (i) in the case of any Initial Financed Student Loan, an amount equal to ________% of the aggregate principal balance of such Initial Financed Student Loan as of the Cutoff Date (ii) in the case of any Student Loan in the Subsequent Pool, an amount equal to ________% of the aggregate principal balance of such Student Loan as of the related Subsequent Cutoff Date, and (iii) in the case of any Other Subsequent Student Loan or Other Student Loan, 100% of the aggregate principal balance thereof as the related Subsequent Cutoff Date. For purposes of the foregoing calculation, the aggregate principal balance of each Financed Student Loan includes accrued interest thereon from the date of origination to, with respect to each Initial Financed Student Loan, the Cutoff Date, and to, with respect to each Additional Student Loan, the related Subsequent Cutoff Date, in each case expected to be capitalized upon repayment.

                  "PURCHASED STUDENT LOAN" means a Financed Student Loan purchased as of the close of business on the last day of a Collection Period by a Servicer pursuant to Section 4.06 of the Sale and Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Sale and Servicing Agreement.

                  "RATING AGENCY" means each of Moody's and Fitch. If any such organization or successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

                  "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified the Seller, the Servicers, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will in and of itself result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "REALIZED LOSSES" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

                  "RECORD DATE" means, with respect to a Distribution Date or Redemption Date, the close of business on the twenty-sixth day of the calendar month in which such Distribution Date or Redemption Date occurs.

                  "RECOVERIES" means, with respect to any Liquidated Student Loan, moneys collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of any amounts expended by the Servicer for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

                  "REDEMPTION DATE" means (a) in the case of a redemption of Notes pursuant to Section 10.01(a) of the Indenture, the Distribution Date on which the Funding Period ends (or the Distribution Date on or immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) or (b) in the case of a payment to Noteholders pursuant to Section 10.01(b) of the Indenture, the Distribution Date specified by the Administrator or the Issuer pursuant to Section 10.01(b) of the Indenture.

                  "REDEMPTION PRICE" means [(a) in the case of a redemption of the Notes pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes, plus accrued and unpaid interest thereon at the applicable Note Interest Rate to but excluding the Redemption Date and the amount of the Noteholders' Interest Index Carryover with respect thereto, or
(b) in the case of a payment made to Noteholders pursuant to Section 10.01(b) of the Indenture, the amount to be so paid, but not in excess of the amount specified in clause (a) above.]

                  "REFERENCE BANK" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

                  "RESERVE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "RESERVE ACCOUNT INITIAL DEPOSIT" means $_________.

                  "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of January 1, 1999 among the Issuer, the Seller, the Administrator, the Eligible Lender Trustee and the Servicers.

                  "SCHEDULES OF FINANCED STUDENT LOANS" means the listing of the Financed Student Loans set forth in Schedules A and B to the Sale and Servicing Agreement and to the Indenture (which Schedules may be in the form of microfiche), as amended or supplemented on each Transfer Date to reflect the sale to the Eligible Lender Trustee on behalf of the Trust of the Additional Student Loans.

                  "SECURITIES" means the Class A-1 Notes, Class A-2 Notes and the Certificates.

                  "SELLER" means Key Bank USA, National Association, a national banking association.

                  "SERIAL LOANS" means additional student loans, including Consolidation Loans, which are made under the Programs to a borrower who is also a borrower under at least one Initial Financed Student Loan or Subsequent Pool Student Loan.

                  "SERVICER" means PHEAA, in its capacity as servicer of the Financed Student Loans it services or EFS, as servicer of the Financed Student Loans it services, as applicable.

                  "SERVICER DEFAULT" means an event specified in Section 8.01(a) of the Sale and Servicing Agreement.

                  "SERVICER'S REPORT" means any report of a Servicer delivered pursuant to Section 4.08(a) or (b) of the Sale and Servicing Agreement, substantially in the form acceptable to the Administrator.

                  "SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "SLS LOAN" means a Financed Federal Loan designated as such that is made under the Federal Supplemental Loans for Students Program pursuant to the Higher Education Act.

                  "SPECIAL ALLOWANCE PAYMENTS" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "SPECIAL DETERMINATION DATE" means June 15, 1999.

                  "SPECIFIED COLLATERAL BALANCE" means, with respect to any Distribution Date, the sum of (a) the Pool Balance as of the last day of the related Collection Period plus (b) the Pre-Funded Amount, as of the last day of the related Collection Period for such Distribution Date. In the event that the Financed Student Loans are not sold pursuant to Section 9.01(c) of the Sale and Servicing Agreement with respect to any Distribution Date occurring on or after the March 2009 Distribution Date, the Specified Collateral Balance will be zero.

                  "SPECIFIED RESERVE ACCOUNT BALANCE" means _________.

                  "STAFFORD LOAN" means a Financed Federal Loan designated as such that is made under the Federal Stafford Loan Program in accordance with the Higher Education Act.

                  "STATE" means any one of the 50 States of the United States of America or the District of Columbia.

                  "STATISTICAL CUTOFF DATE" means January 1, 1999.

                  "STUDENT LOAN RATE" means for any class of Securities for any Interest Period a rate equal to the product of (a) the quotient obtained by dividing (i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction,
(i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Servicing Fees and the Administration Fee payable on the related Distribution Date and any Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

                  "SUBSEQUENT CUTOFF DATE" means the day as of which principal and interest accruing with respect to an Additional Student Loan are transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 and 2.02A of the Sale and Servicing Agreement.

                  "SUBSEQUENT POOL PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Subsequent Pool Pre-Funding Subaccount other than the Negative Carry Initial Deposit or any portion thereof.

                  "SUBSEQUENT POOL PRE-FUNDING SUBACCOUNT" has the meaning set forth in Section 5.08 of the Sale and Servicing Agreement.

                  "SUBSEQUENT POOL STUDENT LOANS" means any law school, medical school, dental school, graduate business school and other graduate school student loans listed on the Schedule of Subsequent Pool Student Loans on the Closing Date as set forth in Schedule B to the Sale and Servicing Agreement (which Schedules may be in the form of microfiche), which student loans the Seller intends to transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A to the related Transfer Agreement.

                  "SUCCESSOR ADMINISTRATOR" has the meaning specified in Section 3.07(e) of the Indenture.

                  "SUCCESSOR SERVICER" has the meaning specified in Section 3.07(e) of the Indenture.

                  "SUPPLEMENTAL SALE AND SERVICING AGREEMENT" means the Supplemental Sale and Servicing Agreement dated as of January 1, 1999, among the Seller, the Administrator, the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Servicers.

                  "T-BILL INDEXED SECURITIES" means __________________.

                  "T-BILL RATE" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.

                  "TELERATE PAGE 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "TERI" means The Education Resources Institute, Inc., a Massachusetts non-profit corporation.

                  "THREE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

                  "TIA" means the Trust Indenture Act of 1939, as amended.

                  "TRANSFER AGREEMENT" has the meaning specified in Section 2.02(b) of the Sale and Servicing Agreement.

                  "TRANSFER DATE" means the Closing Date, the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) of any month or any other date designated by the Seller as a date on which Additional Student Loans will be conveyed to the Eligible Lender Trustee on behalf of the Trust prior to the Loan Purchase Termination Date pursuant to Section 2.02 or 2.02A of the Sale and Servicing Agreement.

                  "TRANSFERRED BALANCE" has the meaning assigned to such term in Sections 5.05(d) and 5.08 of the Sale and Servicing Agreement.

                  "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "TRUST" means the Issuer, established pursuant to the Trust Agreement.

                  "TRUST ACCOUNTS" means the Collection Account, the Escrow Account, the Pre-Funding Account and the Reserve Account.

                  "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit and the Pre-Funded Amount and all proceeds of the foregoing.

                  "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of January 1, 1999, between the Depositor and the Eligible Lender Trustee.

                  "TRUST CERTIFICATE" means a Certificate.

                  "TRUST ESTATE" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement.

                  "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                  "UNDERWRITERS" shall mean Credit Suisse First Boston Corporation and McDonald Investments Inc., a KeyCorp company.

                  "UNDERWRITING AGREEMENT" shall mean the Note Underwriting Agreement or the Certificate Underwriting Agreement, as applicable.

                                                                      SCHEDULE A
                                                                TO THE INDENTURE

SCHEDULE OF INITIAL FINANCED STUDENT LOANS


Delivered to Indenture Trustee.

                                                                      SCHEDULE B
                                                                TO THE INDENTURE

SCHEDULE OF SUBSEQUENT POOL STUDENT LOANS


Delivered to Indenture Trustee.

                                                                      SCHEDULE C
                                                                TO THE INDENTURE

LOCATION OF FINANCED STUDENT LOAN FILES - PHEAA

Documents relating to the Financed Student Loans (including original notes) are stored at PHEAA's facility at [1200 North 7th Street, Harrisburg, Pennsylvania 17102.]


LOCATION OF FINANCED STUDENT LOAN FILES - EFS

Documents relating to the Financed Student Loans (including original notes) which are serviced by EFS are stored at EFS's facility at ____________________.

                                                                     EXHIBIT A-1
                                                                TO THE INDENTURE

                            [FORM OF CLASS A-1 NOTE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS



                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                                            CUSIP NO.
$__________ 1/

No. R  -

                        KEYCORP STUDENT LOAN TRUST 1999-A

                   FLOATING RATE CLASS A-1 ASSET BACKED NOTES

                  KeyCorp Student Loan Trust 1999-A, a trust organized and existing under the laws of the State of New York (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ________ DOLLARS no later than on the _______________ Distribution Date (the "Final Maturity Date").



--------------------------------
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-1-1

                  The Issuer will pay interest on this Note at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for the Class A-1 Notes, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                          KEYCORP STUDENT LOAN TRUST 1999-A

                            By: THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Eligible Lender Trustee under the
                                   Trust Agreement,


                                   By:  ____________________________________
                                        Authorized Signatory



Date: _______________, 1999




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                  BANKERS TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee,


                                  By:  ____________________________________
                                       Authorized Signatory




Date:  _______________, 1999

                                     A-1-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-1 Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture. Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of January 1, 1999 between KeyCorp Student Loan Trust 1999-A and Bankers Trust Company as Trustee including Appendix A to the Indenture.

                  The Class A-1 Notes and the Issuer's Floating Rate Class A-2 Asset Backed Notes (the "Class A-2 Notes" and, with the Class A-1 Notes, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Notes will be payable on each Distribution Date to the extent set forth in the Sale and Servicing Agreement and the Indenture. "Distribution Date" means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 29, 1999.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes of the same class shall be made pro rata to the holders of such Notes entitled thereto.

                  Interest on the Notes will be payable on each Distribution Date on the principal amount outstanding of each class of Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such class of Notes.

                  The "Note Interest Rate" means, with respect to any Interest Period, (x) in the case of the Class A-1 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by
360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period, (y) in the case of the Class A-2 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed

                                     A-1-4
in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  The "Student Loan Rate" means for any class of Securities for any Interest Period will equal the product of (a) the quotient obtained by dividing (i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction,
(i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Servicing Fees and the Administration Fee payable on the related Distribution Date and any Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

                  Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the [T-Bill Rate] [and Three-Month LIBOR] for purposes of calculating the Note Interest Rates for each given Interest Period. [The "T-Bill Rate" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.] ["Three-Month LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for

                                     A-1-5
the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period. For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business. Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.]

                  ["Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.]

                  ["LIBOR" Determination Date" means the second Business Day prior to the commencement of each Interest Period.] For purposes of this definition, a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

                  Any Noteholders' Interest Index Carryover that may exist on any Distribution Date attributable to each class of Notes shall be payable to the holders of such classes of Notes on a pro rata basis, based on the amount of Noteholders' Interest Index Carryover then owing on each class of Notes, on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the


                                     A-1-6

Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

                  The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

                  As provided in the Indenture, the Class A-1 Notes may be redeemed in part, on a pro rata basis among all the holders of such Notes, on the Distribution Date on which the Funding Period ends (or on the Distribution Date immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) in the event that any amounts remain on deposit in the Pre-Funding Account after giving effect to all Additional Fundings, including any occurring on such Distribution Date.

                  As provided in the Indenture, if as of the Special Determination Date, the Subsequent Pool Pre-Funded Amount is greater than $10,000,000, such amount will be distributed on the first Distribution Date thereafter to redeem each class of Notes and prepay the Certificates on a pro rata basis, based on the initial principal balance of each class of Notes and the Initial Certificate Balance; if such amount is $10,000,000 or less, it will be distributed on such Distribution Date only to the holders of the Class A-1 Notes to redeem such Class A-1 Notes.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the

                                     A-1-7

Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual

                                     A-1-8
capacity, The First National Bank of Chicago in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-1-9

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

_______________________________


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________

           _______________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                            ________________________________ */
                                             Signature Guaranteed:



                                            ________________________________ */




------------------

  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-10

                                                                     EXHIBIT A-2
                                                                TO THE INDENTURE

                            [FORM OF CLASS A-2 NOTE]

                       SEE REVERSE FOR CERTAIN DEFINITIONS



                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED                                                            CUSIP NO.
$__________ 1/

No. R  -

                        KEYCORP STUDENT LOAN TRUST 1999-A

                   FLOATING RATE CLASS A-2 ASSET BACKED NOTES

                  KeyCorp Student Loan Trust 1999-A, a trust organized and existing under the laws of the State of New York (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _________ DOLLARS no later than on the _______________ Distribution Date (the "Final Maturity Date").

---------------------------------
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-4-1

                  The Issuer will pay interest on this Note at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for the Class A-2 Notes, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture. Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-4-2

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

                            KEYCORP STUDENT LOAN TRUST 1999-A

                              By: THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Eligible Lender Trustee under the
                                     Trust Agreement,


                                     By:  ____________________________________
                                          Authorized Signatory



Date: _______________, 1999




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                                  BANKERS TRUST COMPANY, not in its
                                  individual capacity but solely as Indenture
                                  Trustee,


                                  By:  ____________________________________
                                       Authorized Signatory




Date:  _______________, 1999


                                     A-4-3

                                [REVERSE OF NOTE]

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A-2 Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture. Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of January 1, 1999 between KeyCorp Student Loan Trust 1999-A and Bankers Trust Company as Trustee including Appendix A to the Indenture.

                  The Class A-2 Notes and the Issuer's Floating Rate Class A-1 Asset Backed Notes (the "Class A-1 Notes" and, with the Class A-2 Notes, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Notes will be payable on each Distribution Date to the extent set forth in the Sale and Servicing Agreement and the Indenture. "Distribution Date" means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 29, 1999.

                  As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes of the same class shall be made pro rata to the holders of such Notes entitled thereto.

                  Interest on the Notes will be payable on each Distribution Date on the principal amount outstanding of each class of Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such class of Notes.

                  The "Note Interest Rate" means, with respect to any Interest Period, (x) in the case of the Class A-1 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by
360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three-Month LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period, (y) in the case of the Class A-2 Notes, the interest rate per annum [(computed on the basis of the actual number of days elapsed

                                     A-4-4
in such Interest Period over a year of 365 days (or 366 in a leap year)] [(computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360)] equal to the lesser of (i) [the weighted average of the T-Bill Rates within such Interest Period] [Three Monthy LIBOR] plus ___% and (ii) the Student Loan Rate for such Interest Period.]

                  The "Student Loan Rate" means for any class of Securities for any Interest Period will equal the product of (a) the quotient obtained by dividing (i) 365 (or 366 in a leap year) by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction,
(i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Interest Period less the Servicing Fees and the Administration Fee payable on the related Distribution Date and any Servicing Fees paid on the two preceding Monthly Servicing Payment Dates during the related Collection Period and (ii) the denominator of which is the outstanding principal balance of the Securities as of the first day of such Interest Period.

                  Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the [T-Bill Rate] [and Three-Month LIBOR] for purposes of calculating the Note Interest Rates for each given Interest Period. [The "T-Bill Rate" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.] ["Three-Month LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for

                                     A-4-5
the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.]

                  ["Reference Bank" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.]

                  ["LIBOR" Determination Date" means the second Business Day prior to the commencement of each Interest Period. For purposes of this definition, a "Business Day" is any day on which Banks in London and New York City are open for the transaction of business.]

                  Any Noteholders' Interest Index Carryover that may exist on any Distribution Date attributable to each class of Notes shall be payable to the holders of such classes of Notes on a pro rata basis, based on the amount of Noteholders' Interest Index Carryover then owing on each class of Notes, on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

                                     A-4-6

                  The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

                  As provided in the Indenture, if as of the Special Determination Date, the Subsequent Pool Pre-Funded Amount is greater than $10,000,000, such amount will be distributed on the first Distribution Date thereafter to redeem each class of Notes and prepay the Certificates on a pro rata basis, based on the initial principal balance of each class of Notes and the Initial Certificate Balance; if such amount is $10,000,000 or less, it will be distributed on such Distribution Date only to the holders of the Class A-1 Notes to redeem such Class A-1 Notes.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by

                                     A-4-7
accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Seller or the Issuer, or join in any institution against the Seller or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Bankers Trust Company in its individual capacity, The First National Bank of Chicago in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer. The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event

                                     A-4-8
of Default under the Indenture, the holder of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-4-9

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee

__________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________


             __________________________________________________________

                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  _____________

                                            ________________________________ */
                                                Signature Guaranteed:



                                            ________________________________ */




__________________

  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-4-10